Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Part B of Registration Statement No. 811-10631 on Form
N-1A of Master Institutional Money Market Trust of our report dated June 20, 2003 on the financial statements of Master Institutional Money Market Trust for the year April 30, 2003, in the Statement of Additional Information of Merrill Lynch Funds For Institutions Series.

/s/ Deloitte & Touche LLP Boston, Massachusetts August 27, 2003